VANGUARD(R)PENNSYLVANIA TAX-EXEMPT FUNDS

Semiannual Report - May 31, 2001

BOND

Included within this report:

Vanguard Pennsylvania
Tax-Exempt Money
Market Fund

Vanguard Pennsylvania
Insured Long-Term
Tax-Exempt Fund

[PICTURE OF COMPASS/SHIP]

[THE VANGUARD GROUP(R) LOGO]

SOME LESSONS FROM THE MARKETS
Although the past year has been a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

     **THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.

     **DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.

     **PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

* Vanguard Pennsylvania Insured Long-Term Tax-Exempt Fund earned a solid fiscal half-year return of 4.6%, topping the performance of its average peer.

* Interest rates generally declined during the six months, providing a boost to prices of all but the longest-maturity securities.

* Municipal bonds performed well during the period, easily outpacing the returns from stocks, which continued to struggle.


CONTENTS

 1 Letter from the Chairman

 6 Report from the Adviser

 8 Fund Profiles

10 Glossary of Investment Terms

11 Performance Summaries

12 Financial Statements

LETTER
  from the Chairman

Fellow Shareholder,
In an environment that was friendly to bonds but hostile to stocks, VANGUARD PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND earned a robust six-month total return of 4.6%.
     As you can see in the adjacent table, for the period ended May 31, 2001, your fund's total return (capital change plus reinvested dividends) bested that of its average peer. The fund's return is based on an increase in net asset value from $10.98 per share on November 30, 2000, to $11.20 per share on May 31, 2001, and is adjusted for dividends totaling $0.287 per share paid from net investment income.

TOTAL RETURNS                                                   Six Months Ended
                                                                    May 31, 2001
--------------------------------------------------------------------------------
VANGUARD PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND                          1.7%
(SEC 7-Day Annualized Yield: 3.05%)
Average Pennsylvania Tax-Exempt Money Market Fund*                          1.5
--------------------------------------------------------------------------------
VANGUARD PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND                     4.6%
Average Pennsylvania Municipal Debt Fund*                                   4.0
Lehman Municipal Bond Index                                                 4.7
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

ADMIRAL SHARES*

VANGUARD PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND                     0.4%
--------------------------------------------------------------------------------
*Return since inception on May 14, 2001.

     The table also presents the six-month return of vanguard pennsylvania tax-exempt money market fund, which outperformed its average peer during the period. The fund's net asset value remained at $1 per share, as was expected but not guaranteed. And the table includes the return for the Admiral(TM) Shares of the Insured Long-Term Tax-Exempt Fund since their debut in mid-May. (Admiral Shares are lower-cost shares for long-standing shareholders and individuals with substantial investments in the fund.)
     On May 31, the Long-Term Tax-Exempt Fund's yield stood at 4.59%, down from 5.04% at the end of November 2000; the Money Market Fund's yield was 3.05%, down from 4.05%.
     For Pennsylvania residents, income earned by the funds is exempt from federal and Pennsylvania income taxes, but may be subject to local taxes and to the federal alternative minimum tax. That means that for taxpayers in the highest federal income tax bracket (39.6%), the taxable equivalent yields were about 7.6% for the Long-Term Tax-Exempt Fund and about 5.0% for the Tax-Exempt Money Market Fund at the end of the fiscal half-year.

FINANCIAL MARKETS IN REVIEW
During the six months ended May 31, the U.S. economy was marked by two opposing trends: strength among consumers and weakness in the industrial sectors. Housing starts and sales were strong, and consumer spending remained healthy. Unemployment edged up--in May 4.4% of the labor force was unemployed--but consumers stayed relatively calm. Indeed, a survey of consumer confidence showed improved sentiment in May, although the confidence level was well below the January 2000 high.

MARKET BAROMETER                                                   Total Returns
                                                      Periods Ended May 31, 2001

                                                   Six          One         Five
                                                Months         Year       Years*
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)       5.1%        13.1%         7.7%
Lehman 10 Year Municipal Bond Index               4.6         11.8          6.7
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                        2.7          5.8          5.2
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                       -3.9%       -10.6%        15.1%
Russell 2000 Index (Small-caps)                  12.2          5.7          8.0
Wilshire 5000 Index (Entire market)              -2.5        -10.1         13.3
MSCI EAFE Index (International)                  -7.6        -16.9          4.2
================================================================================
CPI
Consumer Price Index                              2.1%         3.6%         2.6%
--------------------------------------------------------------------------------
*Annualized.

     The industrial economy fared worse. Businesses trimmed spending on capital equipment, with especially sharp cutbacks in outlays for computers and software. Industrial production declined throughout the half-year. Manufacturing activity cooled, and slowing sales within the industrial sector left substantial inventory on warehouse shelves.
     Overall, a strong consumer economy and a weak industrial economy added up to modest growth in the period. In the first quarter of 2001, inflation-adjusted gross domestic product, the estimated value of the nation's output of goods and services, increased at a 1.2% annual rate, far below the 4.8% pace during the same period in 2000.
     The Federal Reserve Board's Open Market Committee responded to the mixed economic picture with five reductions in its target for short-term interest rates. The first cut came in January and the most recent on May 15. In total, the FOMC sliced 250 basis points (2.5 percentage points) from short-term rates in an effort to stimulate capital spending and sustain consumers' upbeat mood.
     The U.S. stock market's course reflected the uncertainty in the broad economy. After a swift fall early in the six months, U.S. stocks rallied in

April and May. Continued weakness in large-capitalization technology stocks kept the broad stock market in negative territory, but smaller stocks and value stocks--those issues with low prices relative to fundamental measures such as earnings and book value--thrived.
     Bonds turned in good results during the period. The prices of bonds with maturities of less than 5 years enjoyed the biggest gains, as their yields declined in step with the FOMC's rate cuts. (Bond prices move in the opposite direction from their yields.) The yields on longer-term bonds rose slightly, heightening the difference between the cost of short-term and long-term borrowing. At the end of May, the difference between the yield of the 30-year U.S. Treasury bond and that of the 3-year Treasury note stood at 116 basis points (1.16 percentage points), up from just 3 basis points six months earlier.

                                                      --------------------------
                                                             THE PRICES OF BONDS
                                                         WITH MATURITIES OF LESS
                                                            THAN 5 YEARS ENJOYED
                                                      BIG GAINS, AS THEIR YIELDS
                                                       DECLINED IN STEP WITH THE
                                                                FED'S RATE CUTS.
                                                      --------------------------
THE MUNI MARKET
Municipal bonds also enjoyed strong returns during the six months. The gap between the yields of long-term U.S. Treasuries and long-term municipal bonds widened a bit during the period, but remained relatively narrow. In fact, on May 31, the yield of the 30-year U.S. Treasury bond was just 48 basis points (0.48 percentage point) higher than that of a high-quality, long-term muni bond. In other words, municipal bonds, whose interest is exempt from federal income taxes, offer a yield that is more than 91% of that of Treasury bonds, which are fully taxable at a rate of up to 39.6% (38.6% beginning on July 1).
     The yield of short-term munis fell 145 basis points to 2.75%, while that of the 3-month Treasury bill fell more than 250 basis points to 3.62% during the period.
     The Report from the Adviser, which begins on page 6, provides more details about the municipal bond market.

PERFORMANCE OVERVIEW
The 4.6% return of the Pennsylvania Insured Long-Term Tax-Exempt Fund was quite good, both on an absolute basis and relative to the average return of its peer mutual funds. During the half-year, the fund's 2.6% income return was augmented by a price increase of 2.0%.
     A six-month return, of course, does not provide a complete picture of a bond fund's performance. That's because semiannual returns for bond funds account for only half of the year's interest income, while price changes immediately reflect current movements in interest rates--rising when rates fall and falling when rates rise. For perspective, it's important to consider a full year's interest income when evaluating a bond fund. For the 12 months ended May 31, 2001, the Insured Long-Term Tax-Exempt Fund earned an excellent total return of 12.4%, consisting of an income return of 5.7% and a price increase of 6.7%.

-----------------------
FOR PERSPECTIVE, IT'S
IMPORTANT TO CONSIDER A
FULL YEAR'S INTEREST
INCOME WHEN EVALUATING
A BOND FUND.
-----------------------

     Keep in mind that while falling interest rates have a salutary impact on bond prices, a rate decline also means a reduction in the income paid by fixed income investments. When interest rates drop, bond prices rise immediately, but over the long haul, lower rates diminish the income earned on reinvested dividends.
                                                         -----------------------
                                                              THOUGH BOND PRICES
                                                            RISE AND FALL, IT IS
                                                            INTEREST INCOME THAT
                                                          ACCOUNTS FOR VIRTUALLY
                                                            ALL OF A BOND FUND'S
                                                         LONG-TERM TOTAL RETURN.
                                                         -----------------------

     Though bond prices rise and fall over time, it is interest income that accounts for virtually all of a bond fund's long-term total return. Therefore, the best indicator of a bond fund's future long-term returns--though it is a far-from-perfect measure--is the fund's yield, currently about 4.6% for the Insured Long-Term Tax-Exempt Fund's Investor Shares.
     Your funds' fine relative results over the past six months--and over their lifetimes--can be attributed to their significant cost advantage over similar funds and to skillful investment management. Investor Shares of our Insured Long-Term Tax-Exempt Fund and Tax-Exempt Money Market Fund have annualized expense ratios (expenses as a percentage of average net assets) of 0.20% and 0.19% (or $2.00 and $1.90 per $1,000 invested), respectively, a fraction of the 1.16% charged by the average Pennsylvania tax-exempt fund and the 0.60% charged by the average Pennsylvania tax-exempt money market fund, according to Lipper Inc. The combination of excellent investment management by Vanguard's Fixed Income Group, which oversees all of our municipal bond portfolios, and our cost advantage provides our shareholders with benefits that have proven difficult to beat.
     We thank you for your confidence in our approach and for entrusting your money to us.

IN SUMMARY
During the stock market turbulence of the past year, many investors seemed to have rediscovered the benefits of bonds. Of course, we believe that the diversification and interest income provided by fixed income securities always have been--and always will be--valuable pieces of a solid investment program. And for investors in higher tax brackets, municipal bonds play an especially beneficial role.
     We believe that a diversified portfolio of stock, bond, and money market funds--apportioned in accordance with your goals and risk tolerance-- is the best response to the market's ever-present uncertainties. Once you've devised such a portfolio, we recommend sticking with your plan for the long haul.


Sincerely,                                            [PHOTO OF JOHN J. BRENNAN]
                                                                 JOHN J. BRENNAN
                                                                    Chairman and
/S/ JOHN J. BRENNAN                                      Chief Executive Officer

June 12, 2001

REPORT
  from the Adviser                                   VANGUARD FIXED INCOME GROUP

Municipal bonds performed well during the six months ended May 31, 2001. Prices generally rose during the fiscal half-year of vanguard pennsylvania insured
long-term  tax-exempt  fund,   supplementing  the  fund's  interest  income  and
resulting in a solid total return of 4.6%. vanguard pennsylvania tax-exempt money market fund's return of 1.7% topped that of its average peer.

                                              ----------------------------------
                                              INVESTMENT PHILOSOPHY

                                              THE ADVISER BELIEVES THAT
                                              EACH FUND, WHILE OPERATING
                                              WITHIN STATED MATURITY AND
                                              STRINGENT QUALITY TARGETS, CAN
                                              ACHIEVE A HIGH LEVEL OF CURRENT
                                              INCOME THAT IS EXEMPT FROM
                                              FEDERAL AND PENNSYLVANIA INCOME
                                              TAXES BY INVESTING IN INSURED AND
                                              HIGH-QUALITY UNINSURED SECURITIES
                                              ISSUED BY PENNSYLVANIA STATE,
                                              COUNTY, AND MUNICIPAL GOVERNMENTS.
                                              ----------------------------------

THE ECONOMIC ENVIRONMENT
Over the past several months, low economic visibility has hampered forecasters' ability to predict the future. Conflicting signals about the health of the economy and the outlook for corporate profits continue to make short-term forecasts--not to mention long-term estimates--very difficult. Corporate capital spending is weak and the manufacturing sector is suffering. But consumer spending has remained relatively strong, even in the face of higher fuel costs and a softening job market.
     The Federal Reserve Board has dealt with the economic slowdown-- real (inflation-adjusted) gross domestic product slipped to an annual rate of 1.2% during the first quarter of 2001--by cutting its target for short-term interest rates. The Fed trimmed the federal funds rate by a total of 250 basis points (2.5 percentage points) over the past six months, and further cuts are likely. The decline in short-term interest rates has resulted in a dramatic steepening in the yield curves (a representation of yields across maturities) for both U.S. Treasury securities and municipal bonds.
     President George Bush's tax-cut plan will bring refunds of $300 to $600 to taxpayers in the coming months and will phase in lower tax rates across all brackets. The immediate effect of these changes on munis is unclear because the phase-in period will last five years.

STATE BUDGETS UNDER SCRUTINY
State tax revenues have been mounting substantially over the past several years, and the improving fiscal health of many states led to upgrades in their bond credit ratings. Over the past several months, however, the expansion in tax revenues has slowed as the pace of economic growth decelerated. Most states have built solid rainy-day funds and have reduced debt--both positive developments in the face of the economic slowdown--but some states have also reduced income tax rates. In this environment, revenue estimates and budgets will be under close scrutiny. Consequently, the trend of upgrading states' credit quality has probably already peaked.

MOVEMENTS IN MUNI YIELDS
During the six months, municipal bonds outperformed Treasuries across most maturities, coming up short only among 1-year securities. The Treasury yield curve steepened more than the muni curve, which tends to be more stable. This means that yields of shorter-term Treasury securities declined more sharply than those of shorter-term munis. The yield of the 1-year Treasury note slipped 234 basis points (2.34 percentage points), while the yield of the comparable muni fell 153 basis points (1.53 percentage points).
     For intermediate-term issues, the yield of the 10-year Treasury note declined slightly during the period, falling just 9 basis points. The yield of the 10-year muni declined 27 basis points.
     Among bonds with maturities of 30 years, Treasury yields actually rose a bit--reflecting heightened inflation concerns and a belief that federal budget surpluses won't be as large as previously forecast--and muni yields slipped 16 basis points.
     Overall, the relative attractiveness of munis declined somewhat during the fiscal half-year, but for investors in most tax brackets, municipal bonds continue to provide solid value. On May 31, a 10-year muni provided a tax-exempt yield equal to about 82% of the taxable yield of a comparable Treasury bond, down from about 86% six months earlier.
     Nationwide, muni bond issuance is up 41% over the past year; supply in Pennsylvania more than doubled over the 12 months ended May 31.

OUR INVESTMENT APPROACH
Because volatility in the equity markets showed no signs of letting up during the half-year, bonds remained a relatively popular choice for investors seeking to balance their investment portfolios.
     Going forward, we pledge to maintain our focus on providing high-quality, low-cost funds that can play an important role in the portfolios of many investors.

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
John M. Carbone, Principal
Christopher W. Alwine, Principal

June 13, 2001

FUND  PROFILE                                                 As of May 31, 2001
  for Pennsylvania Tax-Exempt Money Market Fund

This Profile provides a snapshot of the fund's characteristics. Key terms are defined on page 10.

-------------------------------
FINANCIAL ATTRIBUTES

Yield                      3.1%
Average Maturity        48 days
Average Quality           MIG-1
Expense Ratio            0.19%*
-------------------------------
*Annualized.

-------------------------------
DISTRIBUTION BY CREDIT QUALITY
  (% of portfolio)

MIG-1/SP-1+               53.3%
A-1/P-1                   32.2
AAA/AA                    14.5
A                          0.0
-------------------------------
Total                    100.0%
-------------------------------

FUND PROFILE                                                  As of May 31, 2001
  for Pennsylvania Insured Long-Term Tax-Exempt Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged index. Key terms are defined on page 10.

-----------------------------------------------------------
FINANCIAL ATTRIBUTES

                                                     LEHMAN
                                         FUND        INDEX*
-----------------------------------------------------------
Number of Issues                          349        40,955
Yield                                    4.6%          4.6%
Yield--Admiral Shares                    4.7%          4.6%
Yield to Maturity                        4.7%            --
Average Coupon                           5.1%          5.4%
Average Maturity                    9.8 years    13.6 years
Average Quality                           AAA           AA+
Average Duration                    6.8 years     7.7 years
Expense Ratio                         0.20%**            --
Expense Ratio--Admiral Shares         0.14%**            --
Cash Investments                         0.0%            --
-----------------------------------------------------------

-------------------------------
DISTRIBUTION BY CREDIT QUALITY
  (% of portfolio)

AAA                       94.5%
AA                         3.9
A                          1.6
BBB                        0.0
BB                         0.0
B                          0.0
-------------------------------
Total                    100.0%
-------------------------------

---------------------------------------------
VOLATILITY MEASURES

                                       LEHMAN
                           FUND        INDEX*
---------------------------------------------
R-Squared                  0.98          1.00
Beta                       1.10          1.00
---------------------------------------------

-------------------------------
INVESTMENT FOCUS

[GRID]
CREDIT QUALITY             High
AVERAGE MATURITY           Long
-------------------------------

-------------------------------
DISTRIBUTION BY MATURITY
  (% of portfolio)

Under 1 Year               9.5%
1-5 Years                 17.7
5-10 Years                37.6
10-20 Years               22.2
20-30 Years               12.5
Over 30 Years              0.5
-------------------------------
Total                    100.0%
-------------------------------

                                                           [PHOTO OF A COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

 *Lehman Municipal Bond Index.
**Annualized.

GLOSSARY
  of Investment Terms

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARIES
In the performance summaries below, all of the data represent past performance, which cannot be used to predict future returns that may be achieved by the funds.
     An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.
     For bond funds, both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                      November 30, 1990-May 31, 2001

          PENNSYLVANIA TAX-EXEMPT    AVERAGE
             MONEY MARKET FUND        FUND*
FISCAL              TOTAL             TOTAL
YEAR               RETURN            RETURN
--------------------------------------------------------------------------------
1991                 4.6%              4.6%
1992                 3.0               2.9
1993                 2.4               2.2
1994                 2.6               2.4
1995                 3.7               3.5
1996                 3.4               3.1
1997                 3.5               3.2
1998                 3.3               3.0
1999                 3.1               2.7
2000                 3.9               3.6
2001**               1.7               1.5
--------------------------------------------------------------------------------
SEC 7-Day Annualized Yield (5/31/2001): 3.05%
--------------------------------------------------------------------------------
 *Average Pennsylvania  Tax-Exempt Money Market Fund; derived from data provided by Lipper Inc.
**Six months ended May 31, 2001.
See Financial Highlights table on page 28 for dividend information for the past five years.
--------------------------------------------------------------------------------

PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                      November 30, 1990-May 31, 2001

               PENNSYLVANIA INSURED LONG-TERM
                      TAX-EXEMPT FUND                LEHMAN*
FISCAL   CAPITAL        INCOME       TOTAL             TOTAL
YEAR      RETURN        RETURN      RETURN            RETURN
--------------------------------------------------------------------------------
1991       2.8%          6.9%         9.7%             10.3%
1992       5.0           6.7         11.7              10.0
1993       5.8           6.1         11.9              11.1
1994     -10.7           5.3         -5.4              -5.2
1995      12.0           6.5         18.5              18.9
1996       0.2           5.6          5.8               5.9
1997       0.7           5.5          6.2               7.2
1998       2.1           5.5          7.6               7.8
1999      -6.7           5.0         -1.7              -1.1
2000       3.1           5.8          8.9               8.2
2001**     2.0           2.6          4.6               4.7
--------------------------------------------------------------------------------
 *Lehman Municipal Bond Index.
**Six months ended May 31, 2001.
See Financial Highlights table on page 29 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
  May 31, 2001 (unaudited)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------------------------------
                                                                                 FACE     MARKET
                                                          MATURITY             AMOUNT     VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND     COUPON          DATE              (000)      (000)
------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.2%)
------------------------------------------------------------------------------------------------
Allegheny County PA GO                         5.25%     10/1/2001(3)           3,245      3,269
Allegheny County PA GO                         6.40%      9/1/2001(Prere.)      2,000      2,010
Allegheny County PA GO                         8.50%     2/15/2002(1)          21,000     21,761
Allegheny County PA Hosp. Dev. Auth. Rev. VRDO
  (Children's Hosp.-;Pittsburgh)               2.95%      6/7/2001(1)          28,600     28,600
Allegheny County PA Hosp. Dev. Auth. Rev. VRDO
  (Presbyterian Univ. Health System)           2.95%      6/7/2001(1)          57,280     57,280
Allegheny County PA Hosp. Dev. Auth. Rev. VRDO
  (Presbyterian Univ. Health System)           3.00%      6/7/2001LOC           8,780      8,780
Allegheny County PA Higher Educ. Building Auth.
  VRDO (Carnegie Mellon Univ.)                 3.10%      6/4/2001             64,250     64,250
Allegheny County PA IDA PCR VRDO
  (Duquesne Light Co.)                         3.05%      6/6/2001(2)          47,925     47,925
Allegheny County PA TRAN                       4.00%    12/14/2001             23,000     23,097
Beaver County PA CP (Duquesne Light Co.)       3.05%     9/10/2001(2)          23,000     23,000
Beaver County PA IDA CP (Duquesne Light Co.)   3.05%     9/26/2001(2)          43,500     43,500
Beaver County PA IDA PCR VRDO
  (Duquesne Light Co.)                         2.95%      6/6/2001(2)          18,000     18,000
Beaver County PA IDA PCR VRDO
  (Duquesne Light Co.)                         3.10%      6/6/2001(2)          25,000     25,000
Berks County PA IDA VRDO
  (Lutheran Health Care)                       2.95%      6/6/2001(2)          10,000     10,000
Bucks County PA TRAN                           3.75%    12/31/2001              4,000      4,014
Central Bucks PA School Dist. VRDO             3.03%      6/7/2001(3)          13,525     13,525
Chester County PA IDA VRDO
  (Archdiocese of Philadelphia)                3.10%      6/4/2001LOC          23,900     23,900
Cumberland County PA Muni. Auth. College Rev.
  PUT (Dickinson College)                     4.375%     11/1/2001LOC          10,490     10,490
Cumberland County PA Muni. Auth. College Rev.
  PUT (Dickinson College)                      5.00%     11/1/2001(2)           2,700      2,707

------------------------------------------------------------------------------------------------
                                                                                 FACE     MARKET
                                                          MATURITY             AMOUNT     VALUE*
                                              COUPON          DATE              (000)      (000)
------------------------------------------------------------------------------------------------
Dallastown Area School Dist. York County
  PA GO VRDO                                   3.03%      6/7/2001(3)          19,175     19,175
Daniel Boone PA Area School Dist. VRDO         2.95%      6/7/2001(2)          10,000     10,000
Dauphin County PA General Auth. Hosp. Rev.
  VRDO (Reading Hosp. & Medical Center)        2.90%      6/6/2001             13,275     13,275
Delaware County PA GO                          5.30%    11/15/2001              2,200      2,223
Delaware County PA Hosp. Auth. Rev. VRDO
  (Crozer-Chester Medical Center)              3.13%      6/6/2001LOC           4,700      4,700
Delaware County PA IDA Airport Fac. Rev.
  VRDO (United Parcel Service)                 3.10%      6/4/2001             34,000     34,000
Delaware County PA IDA PCR CP
  (Exelon Generation Co.)                      3.05%     10/4/2001LOC          15,000     15,000
Delaware County PA IDA PCR CP (PECO)           3.05%     8/23/2001LOC           4,500      4,500
Delaware County PA IDA PCR CP (PECO)           3.10%      6/7/2001(3)          19,400     19,400
Delaware County PA IDA PCR CP (PECO)           3.10%      6/8/2001(3)          16,000     16,000
Delaware County PA IDA PCR CP (PECO)           3.15%     6/12/2001(3)          64,300     64,300
Delaware County PA IDA PCR VRDO
  (BP Exploration & Oil)                       3.05%      6/4/2001             10,750     10,750
Delaware County PA IDA Refunding Resource
  Recovery Fac. VRDO (General Electric
  Capital Corp.)                               2.85%      6/6/2001             52,410     52,410
Delaware County PA IDA Solid Waste Rev. VRDO
  (Scott Paper Co.)                            3.00%      6/6/2001             76,305     76,305
Erie County PA GO                              6.25%      9/1/2001(Prere.)      5,000      5,024
Erie County PA (Prison Auth. Commonwealth
  Lease Rev.)                                  6.25%     11/1/2001(Prere.)     11,000     11,127
Franklin County PA IDA Healthcare Rev. VRDO
  (Chambersburg Hosp.)                         3.05%      6/7/2001(2)           7,000      7,000
Geisinger Health System Auth. of Pennsylvania
  VRDO (Penn State Geisinger Health System)    3.00%      6/4/2001             12,750     12,750
Lancaster County PA VRDO                       3.03%      6/7/2001(3)          12,100     12,100
Lehigh County PA Health Network VRDO
  (Lehigh Valley Health System)                3.15%      6/4/2001(1)           1,000      1,000
Lehigh County PA IDA PCR TOB VRDO
  (Pennsylvania Power & Light)                 2.95%      6/7/2001(1)+          6,350      6,350
Mercersburg Borough PA General Purpose Auth.
  VRDO (Mercersburg College)                   3.05%      6/6/2001LOC           7,700      7,700
Montgomery County PA Higher Educ. & Health
  Auth. Hosp. Rev.
  (Pottstown Memorial Med Ctr.)               6.875%    11/15/2001(Prere.)      2,615      2,696
Montgomery County PA IDA PCR CP
  (Exelon Generation Co.)                      3.10%     11/9/2001LOC           5,000      5,000
Montgomery County PA IDA PCR CP (PECO)         2.80%     7/16/2001LOC          13,340     13,340
Montgomery County PA IDA PCR CP (PECO)         3.05%     9/11/2001LOC          17,200     17,200
Northampton County PA General Purpose Auth.
  Univ. Rev. VRDO (Lehigh Univ.)               2.90%      6/7/2001             18,000     18,000
Northampton County PA Higher Educ. Auth.
  Rev. VRDO (Lehigh Univ.)                     2.90%      6/7/2001             15,485     15,485
Northeastern Pennsylvania Hosp. Auth. Rev. CP
  (Hosp. Central Services Capital Asset
  Financing Program)                           3.35%     7/10/2001(1)          12,695     12,695
Pennsbury PA School Dist. VRDO                 2.95%      6/7/2001(3)           9,595      9,595
Pennsylvania Econ. Dev. Financing Auth. Exempt
  Fac. Rev. (Merck & Co. Project)              3.00%      6/7/2001             13,900     13,900
Pennsylvania Econ. Dev. Financing Auth. Exempt
  Fac. Rev. PUT (Amtrak Project)               3.10%     11/1/2001LOC          12,500     12,500
Pennsylvania GO                                4.25%     12/1/2001              4,000      4,025
Pennsylvania GO                                4.50%      8/1/2001              8,680      8,683
Pennsylvania GO                                4.50%     10/1/2001             10,000     10,008
Pennsylvania GO                                4.50%      3/1/2002              2,000      2,018
Pennsylvania GO                               4.875%      5/1/2002              8,900      9,065

------------------------------------------------------------------------------------------------
                                                                                 FACE     MARKET
                                                          MATURITY             AMOUNT     VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND     COUPON          DATE              (000)      (000)
------------------------------------------------------------------------------------------------
Pennsylvania GO                                5.00%      6/1/2001(1)          14,250     14,250
Pennsylvania GO                                5.00%     6/15/2001(1)           2,500      2,501
Pennsylvania GO                                5.00%    10/15/2001             13,850     13,943
Pennsylvania GO                                5.00%     1/15/2002             22,855     23,138
Pennsylvania GO                                5.00%      6/1/2002(1)           3,000      3,058
Pennsylvania GO                                5.25%    11/15/2001(3)           5,000      5,020
Pennsylvania GO                                5.50%      7/1/2001              4,135      4,143
Pennsylvania GO                                5.90%    11/15/2001              1,000      1,007
Pennsylvania GO                                6.00%    11/15/2001(Prere.)      5,000      5,115
Pennsylvania GO                                6.20%     11/1/2001(1)           2,500      2,519
Pennsylvania GO                                6.50%     11/1/2001(Prere.)     25,500     26,209
Pennsylvania GO                                6.60%     11/1/2001(Prere.)      1,000      1,036
Pennsylvania GO                               10.00%     4/15/2002(2)          10,160     10,743
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. VRDO                       2.95%      6/6/2001(2)          12,800     12,800
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. VRDO                       3.00%      6/6/2001(2)         125,800    125,800
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. VRDO                       3.15%      6/6/2001(2)          27,500     27,500
Pennsylvania Higher Educ. Fac. Auth. Rev. Assn.
  of Independent Colleges & Univ. PUT
  (Susquehanna Univ.)                         3.875%      5/1/2002LOC           3,500      3,531
Pennsylvania Higher Educ. Fac. Auth. Rev. Assn.
  of Independent Colleges PUT
  (Washington-Jefferson)                       4.40%     11/1/2001LOC           9,500      9,500
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Hahnemann Univ.)                            6.90%      7/1/2001(Prere.)     10,000     10,343
Pennsylvania Higher Educ. Fac. Auth. Rev. PUT
  (St. Joseph's Univ.)                         4.40%     11/1/2001LOC           9,200      9,200
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (St. Joseph's Univ.)                         4.40%     11/1/2001(Prere.)      8,600      8,600
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
  (Carnegie Mellon Univ.)                      3.00%      6/4/2001             72,100     72,100
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
  (Drexel Univ.)                               3.00%      6/7/2001LOC          20,000     20,000
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
  (Temple Univ.)                               3.00%      6/4/2001LOC          34,750     34,750
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
  (Univ. of Penn Health Services)              3.05%      6/6/2001LOC          14,400     14,400
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
  (Univ. of Pennsylvania)                      3.05%      6/6/2001LOC          73,535     73,535
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
  (Ursinus College)                            2.90%      6/6/2001LOC           4,500      4,500
Pennsylvania Housing Finance Agency TOB VRDO   3.02%      6/7/2001+             5,995      5,995
Pennsylvania IDA Rev. (Econ. Dev.)             7.00%      7/1/2001(Prere.)     22,920     23,437
Pennsylvania Intergovernmental Cooperation
  Auth. Rev. (Philadelphia Funding Program)    5.00%     6/15/2001(3)           9,380      9,382
Pennsylvania Intergovernmental Cooperation
Auth. Rev. (Philadelphia Funding Program)      6.00%     6/15/2001(3)          10,000     10,007
Pennsylvania Intergovernmental Cooperation
Auth. Rev. (Philadelphia Funding Program)      6.00%     6/15/2002(3)          10,000     10,330
Pennsylvania Intergovernmental Cooperation
Auth. Rev. (Philadelphia Funding Program)      6.80%     6/15/2002(Prere.)      2,260      2,352
Pennsylvania Public School Building Auth. VRDO
  (Parkland School Dist)                       3.03%      6/7/2001(3)          10,960     10,960

------------------------------------------------------------------------------------------------
                                                                                 FACE     MARKET
                                                          MATURITY             AMOUNT     VALUE*
                                              COUPON          DATE              (000)      (000)
------------------------------------------------------------------------------------------------
Pennsylvania Turnpike Comm. Rev.               7.20%     12/1/2001(Prere.)      4,385      4,558
Pennsylvania Turnpike Comm. Rev. VRDO          3.10%      6/4/2001             19,800     19,800
Philadelphia PA Gas Works Rev. CP              3.15%      6/8/2001LOC          40,000     40,000
Philadelphia PA Hosp. & Higher Educ. Fac.
  Auth. Rev. (Albert Einstein Medical Center)  7.00%     10/1/2001(Prere.)      4,000      4,114
Philadelphia PA Hosp. & Higher Educ. Fac.
  Auth. Rev. (Children's Hosp.)                6.50%     2/15/2002(Prere.)      4,650      4,862
Philadelphia PA Hosp. & Higher Educ. Fac.
  Auth. Rev. VRDO (Children's Hosp.)           3.05%      6/4/2001             47,300     47,300
Philadelphia PA IDA VRDO (Cancer Research)     3.10%      6/4/2001LOC           5,300      5,300
Philadelphia PA Muni. Auth. Rev.
  (Lease Justice)                             7.125%    11/15/2001(Prere.)      9,355      9,706
Philadelphia PA School District Partnership
  TOB VRDO                                     2.95%      6/7/2001(1)+          4,120      4,120
Philadelphia PA TRAN                           5.00%     6/29/2001             20,000     20,010
Philadelphia PA Water & Sewer Rev.             7.00%      8/1/2001(Prere.)     17,215     17,310
Philadelphia PA Water & Sewer Rev.             7.50%      8/1/2001(Prere.)     12,950     13,281
Philadelphia PA Water & Waste Water Rev. VRDO  2.85%      6/6/2001(2)          50,400     50,400
Pittsburgh PA GO TRAN                          4.00%     12/3/2001             25,000     25,093
Pittsburgh PA Water & Sewer System Rev.        6.00%      9/1/2001(Prere.)      7,000      7,030
Pittsburgh PA Water & Sewer System Rev.        6.50%      9/1/2001(Prere.)      5,875      6,024
Pittsburgh PA Water & Sewer System Rev.        6.75%      9/1/2001(Prere.)      5,800      5,950
Sayre PA Health Care Fac. Auth. VRDO
  (VHA of Pennsylvania, Pooled Capital Asset
  Financial Program)                           2.90%      6/6/2001(2)         110,700    110,700
Scranton-Lackawanna PA Health & Welfare Auth.
  VRDO (Mercy Health System)                   3.25%      6/6/2001              6,100      6,100
Scranton-Lackawanna PA Health & Welfare
  Auth. Rev. (Moses Taylor Hosp.)              8.25%      7/1/2001(Prere.)      3,000      3,073
Scranton-Lackawanna PA Health & Welfare
  Auth. Rev. (Moses Taylor Hosp.)              8.50%      7/1/2001(Prere.)      9,500      9,722
Somerset County PA General Auth. Commonwealth
  Lease Rev.                                   6.25%    10/15/2001(Prere.)      8,070      8,129
South Fork PA Hosp. Auth. Rev. VRDO
  (Conemaugh Valley Hosp.)                     3.15%      6/4/2001(1)           3,600      3,600
Southcentral PA General Auth. Rev. VRDO        3.03%      6/7/2001(2)           3,500      3,500
Spring-Ford Area School Dist. PA TOB VRDO      2.98%      6/7/2001(4)+          3,573      3,573
Temple Univ. of the Commonwealth System of
  Higher Educ. PA Univ. Funding Obligation GO  4.00%      5/8/2002             28,000     28,249
Univ. of Pittsburgh PA Higher Educ.
  (Pitt Asset Notes-;Panthers)                 4.00%      4/4/2002             10,000     10,065
Univ. of Pittsburgh PA Higher Educ. VRDO
  (Univ. Capital Project)                      2.90%      6/6/2001             46,900     46,900
Univ. of Pittsburgh PA Higher Educ. VRDO
  (Univ. Capital Project)                      3.00%      6/6/2001             66,000     66,000
Washington County PA Higher Educ. VRDO
  (Pooled Equipment Lease Program)             3.10%      6/6/2001LOC          30,635     30,635
York County PA IDA PCR CP (PECO)               2.75%      7/6/2001LOC          10,940     10,940
                                                                                     -----------
OUTSIDE PENNSYLVANIA:
Puerto Rico Govt. Dev. Bank VRDO               2.55%      6/6/2001(1)          14,215     14,215
Puerto Rico Highway & Transp. Auth. VRDO       2.50%      6/6/2001(2)             400        400
                                                                                     -----------
------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (Cost $2,242,770) 2,242,770
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND                                                 (000)
------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.8%)
------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                   $ 28,501
Liabilities                                                                             (10,796)
                                                                                     -----------
                                                                                         17,705
                                                                                     -----------
------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------
Applicable to 2,260,509,016 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                          $2,260,475
================================================================================================

NET ASSET VALUE PER SHARE                                                                 $1.00
================================================================================================

*See Note A in Notes to Financial Statements.
+Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2001, the aggregate value of these securities was $20,038,000, representing 0.9% of net assets.
For key to abbreviations and other references, see page 25.

--------------------------------------------------------------------------------
AT MAY 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                AMOUNT       PER
                                                                 (000)     SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                             $2,260,516     $1.00
Undistributed Net Investment Income                                 --        --
Accumulated Net Realized Losses                                    (41)       --
Unrealized Appreciation                                             --        --
--------------------------------------------------------------------------------
NET ASSETS                                                  $2,260,475     $1.00
================================================================================

---------------------------------------------------------------------------------------------
                                                                              FACE     MARKET
PENNSYLVANIA INSTURED                                  MATURITY             AMOUNT     VALUE*
LONG-TERM TAX-EXEMPT FUND                     COUPON       DATE              (000)      (000)
---------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.8%)
---------------------------------------------------------------------------------------------
ISSUER INSURED (93.4%)
Adams County PA GO                             5.30% 11/15/2031(3)          10,240  $  10,163
Adams County PA GO                             5.50% 11/15/2013(3)             880        933
Adams County PA GO                             5.50% 11/15/2014(3)             925        974
Adams County PA GO                             5.50% 11/15/2015(3)             975      1,018
Adams County PA GO                             5.75% 11/15/2016(3)           1,030      1,094
Allegheny County PA Airport Rev.
  (Pittsburgh International Airport)           5.00%   1/1/2017(1)          12,205     12,061
Allegheny County PA Airport Rev.
  (Pittsburgh International Airport)           5.00%   1/1/2019(1)          15,750     15,389
Allegheny County PA Airport Rev.
  (Pittsburgh International Airport)           6.00%   1/1/2014(3)           4,295      4,619
Allegheny County PA GO                         0.00%   4/1/2010(1)           2,000      1,320
Allegheny County PA GO                         0.00%   5/1/2003(2)          11,675     10,922
Allegheny County PA GO                         5.25%  11/1/2021(3)           3,000      3,004
Allegheny County PA GO                         5.25%  11/1/2023(3)           3,400      3,387
Allegheny County PA GO                         5.50%  11/1/2013(3)           1,455      1,543
Allegheny County PA GO                         5.50%  11/1/2014(3)           1,050      1,105
Allegheny County PA GO                         5.75%  11/1/2011(3)           1,725      1,897
Allegheny County PA GO                         6.00%   5/1/2002(2)           3,000      3,146
Allegheny County PA GO                         6.00%   5/1/2010(2)           3,030      3,167
Allegheny County PA Hosp. Dev. Auth. Rev.
  (Catholic Health East)                       5.25% 11/15/2013(2)           1,000      1,024
Allegheny County PA Hosp. Dev. Auth. Rev.
  (Magee Women's Hosp.)                        6.00%  10/1/2010(3)           4,235      4,728
Allegheny County PA Hosp. Dev. Auth. Rev.
  (Presbyterian Univ. Health System)           6.00%  11/1/2002(1)(Prere.)   3,000      3,123
Allegheny County PA Hosp. Dev. Auth. Rev.
  (Univ. of Pittsburgh)                       5.125%   7/1/2022(1)           5,960      5,828
Allegheny County PA Hosp. Dev. Auth. Rev.
  (Univ. of Pittsburgh)                        5.60%   4/1/2017(1)           2,000      2,061
Allegheny County PA Port Auth. Rev.            5.00%   3/1/2029(3)           7,000      6,609
Allegheny County PA Port Auth. Rev.           5.375%   3/1/2011(3)           2,000      2,135
Allegheny County PA Port Auth. Rev.           5.375%   3/1/2012(3)           4,965      5,271
Allegheny County PA Port Auth. Rev.            5.50%   3/1/2013(3)           7,000      7,450
Allegheny County PA Port Auth. Rev.            5.50%   3/1/2014(3)           2,355      2,486
Allegheny County PA Port Auth. Rev.            5.50%   3/1/2015(3)           3,000      3,139
Allegheny County PA Port Auth. Rev.            5.50%   3/1/2016(3)           1,500      1,559
Allegheny County PA Port Auth. Rev.            5.50%   3/1/2017(3)           2,750      2,842
Allegheny County PA Port Auth. Rev             6.00%   3/1/2009(1)(Prere.)  24,715     27,792
Allegheny County PA Port Auth. Rev.            6.25%   3/1/2009(1)(Prere.)   5,740      6,549
Allegheny County PA Sanitation Auth.
  Sewer Rev.                                   5.50%  12/1/2013(3)          13,100     13,278
Allegheny County PA Sanitation Auth.
  Sewer Rev.                                   5.50%  12/1/2016(3)          33,665     34,070
Allegheny County PA Sanitation Auth.
  Sewer Rev.                                   5.50%  12/1/2030(1)          14,030     14,173
Allegheny County PA Sanitation Auth.
  Sewer Rev.                                   5.75%  12/1/2012(1)           1,180      1,289
Allegheny County PA Sanitation Auth.
  Sewer Rev.                                   5.75%  12/1/2013(1)           2,000      2,171
Allegheny County PA Sanitation Auth.
  Sewer Rev.                                   6.00%  12/1/2010(1)           1,500      1,684
Allegheny County PA Sanitation Auth.
  Sewer Rev.                                   6.00%  12/1/2011(1)           1,490      1,673
Allegheny County PA Sanitation Auth.
  Sewer Rev.                                   6.00%  12/1/2019(1)          54,630     58,454
Allegheny County PA Sanitation Auth.
  Sewer Rev.                                   6.25%  12/1/2014(1)           9,660     10,472
Allegheny County PA Sanitation Auth.
  Sewer Rev.                                   6.50%  12/1/2011(3)           8,000      8,133
Altoona PA Water Rev. Auth.                    6.50%  11/1/2004(3)(Prere.)  13,790     15,384

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
---------------------------------------------------------------------------------------------
                                                                              FACE     MARKET
PENNSYLVANIA INSTURED                                  MATURITY             AMOUNT     VALUE*
LONG-TERM TAX-EXEMPT FUND                     COUPON       DATE              (000)      (000)
---------------------------------------------------------------------------------------------
Altoona PA Water Rev. Auth.                    6.50%  11/1/2019(3)             210        224
Beaver County PA IDA PCR (Ohio Edison)         7.00%   6/1/2021(3)          22,715     23,232
Berks County PA GO                             0.00% 11/15/2013(3)(ETM)      7,250      3,862
Berks County PA GO                             0.00% 11/15/2014(3)(ETM)      8,615      4,312
Berks County PA GO                             0.00% 11/15/2015(3)(ETM)      6,250      2,930
Berks County PA GO                             5.75% 11/15/2012(3)           7,750      7,960
Berks County PA Hosp. Rev. (Reading Hosp.)     5.70%  10/1/2014(1)           4,500      4,862
Berks County PA Hosp. Rev. (Reading Hosp.)     6.10%  10/1/2004(1)(Prere.)  16,500     18,154
Bethlehem PA Water Auth. Rev.                  0.00% 11/15/2022(4)           3,080        928
Blair County PA Hosp. Auth. Rev.
  (Altoona Hosp.)                              5.00%   7/1/2022(2)           5,315      5,049
Blair County PA Hosp. Auth. Rev.
  (Altoona Hosp.)                              5.50%   7/1/2016(2)           4,480      4,624
Blair County PA Hosp. Auth. Rev.
  (Altoona Hosp.)                              6.50%   7/1/2002(2)(Prere.)   8,500      8,996
Butler County PA GO                            6.00%  7/15/2012(3)           5,185      5,304
Canon McMillan School Dist. PA Capital
  Appreciation                                 0.00%  12/1/2027(3)           2,100        470
Canon McMillan School Dist. PA Capital
  Appreciation                                 0.00%  12/1/2028(3)           1,100        232
Center City Philadelphia PA Business
  Improvement Special Assessment               5.50%  12/1/2015(2)           6,955      7,150
Center Township PA Sewer Auth. Rev.            5.50%  4/15/2011(1)           2,375      2,434
Central Dauphin PA School Dist. GO             0.00%   6/1/2004(2)           4,800      4,287
Chester County PA Health & Educ. Fac. Auth.
  Rev. (Jefferson Health System)              5.125%  5/15/2018(2)          12,445     12,217
Chester County PA Health & Educ. Fac. Auth.
  Rev. (Jefferson Health System)               5.25%  5/15/2022(2)          36,580     35,941
Chester County PA Health & Educ. Fac. Auth.
  Rev. (Chester County Hosp.)                 5.875%   7/1/2016(1)           7,870      8,197
Coatesville PA School Dist. GO                 5.75%   4/1/2007(4)(Prere.)  10,080     11,027
Corry PA Area School Dist. GO                  5.50% 12/15/2010(1)           4,000      4,061
Council Rock PA School Dist. GO                4.75% 11/15/2017(3)           6,500      6,173
Cumberland County PA Muni. Auth. College Rev.
  (Dickinson College)                          5.50%  11/1/2030(2)           3,230      3,258
Cumberland Valley PA School Dist. GO           4.70% 11/15/2013(3)           1,930      1,926
Dauphin County PA General Auth. Health System
  Rev. (West Pennsylvania Hosp.)               5.50%   7/1/2013(1)           5,000      5,361
Delaware County PA Auth. Rev.
  (Catholic Health East)                       5.25% 11/15/2012(2)           3,300      3,394
Delaware County PA Auth. Rev.
  (Catholic Health East)                       5.25% 11/15/2013(2)           4,665      4,759
Delaware County PA Auth. Rev.
  (Villanova Univ.)                            5.00%  12/1/2028(1)          26,885     25,394
Delaware County PA Hosp. Auth. Rev.
  (Delaware County Memorial Hosp.)             5.50%  8/15/2013(1)          12,000     12,380
Delaware River Joint Toll Bridge Comm.
  PA & NJ Rev.                                 6.00%   7/1/2018(3)           3,040      3,077
Delaware River Port Auth. PA & NJ Port
  Dist. Project                                5.70%   1/1/2023(4)           8,345      8,733
Delaware River Port Auth. PA & NJ Rev.         5.50%   1/1/2026(3)          13,025     13,313
Downingtown PA Area School Dist. GO           5.125%   4/1/2013(4)           4,120      4,240
Downingtown PA Area School Dist. GO            5.25%   4/1/2014(4)           4,445      4,582
Erie County PA Hosp. Auth. Rev.
  (St. Vincent Health Care)                   6.125%   7/1/2013(1)           3,900      4,068
Erie PA School Dist. GO                        0.00%   9/1/2010(4)           5,665      3,666
Erie PA School Dist. GO                        0.00%   9/1/2011(4)           5,780      3,533
Erie PA School Dist. GO                        0.00%   9/1/2013(4)           2,780      1,497
Erie PA School Dist. GO                        0.00%   5/1/2016(1)           3,175      1,457
Erie PA School Dist. GO                        0.00%   9/1/2016(4)           5,785      2,568
Erie PA School Dist. GO                        0.00%   9/1/2018(4)           1,615        631
Erie PA School Dist. GO                        5.80%   9/1/2010(2)(Prere.)   4,500      5,014
Fort LeBoeuf PA School Dist. GO                5.80%   1/1/2003(1)(Prere.)   5,500      5,720
Garnet Valley PA School Dist. GO               5.70%   4/1/2011(2)           3,000      3,029

                                       18
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
---------------------------------------------------------------------------------------------
                                                                              FACE     MARKET
                                                       MATURITY             AMOUNT     VALUE*
                                              COUPON       DATE              (000)      (000)
---------------------------------------------------------------------------------------------
Greensburg Salem PA School Dist. GO            6.45%  9/15/2018(1)           7,500      7,723
Harrisburg PA GO                               0.00%  9/15/2015(2)           1,000        473
Hazelton PA Area School Dist. GO               0.00%   3/1/2017(3)           4,425      1,900
Hazelton PA Area School Dist. GO               0.00%   3/1/2022(3)           5,265      1,657
Hazleton PA Area School Dist. GO               5.50%   3/1/2011(3)           3,740      4,029
Hazleton PA Area School Dist. GO               5.75%   3/1/2012(3)           1,420      1,556
Hazleton PA Area School Dist. GO               6.00%   3/1/2016(3)          18,245     20,313
Lake Lehman PA School Dist. GO                 0.00%   4/1/2014(1)           1,290        665
Lake Lehman PA School Dist. GO                 0.00%   4/1/2015(1)           1,295        626
Lake Lehman PA School Dist. GO                 0.00%   4/1/2016(1)           1,310        594
Lake Lehman PA School Dist. GO                 0.00%   4/1/2017(1)           1,315        560
Lake Lehman PA School Dist. GO                 0.00%   4/1/2018(1)           1,000        400
Lancaster County PA GO                         5.80%   5/1/2015(3)           1,865      1,994
Lancaster County PA GO                         6.25%   5/1/2013(3)           4,370      4,889
Lancaster County PA GO                         6.25%   5/1/2014(3)           4,605      5,123
Lancaster PA Higher Educ. Auth. Rev.
  (Franklin & Marshall College)                6.60%  4/15/2010(1)           4,940      5,087
Lancaster PA Higher Educ. Auth. Rev.
  (Franklin & Marshall College)                6.70%  4/15/2012(1)           4,000      4,106
Lancaster PA School Dist. GO                  5.375%  2/15/2017(3)           5,590      5,662
Lehigh County PA General Purpose Hosp. Auth.
  Rev. (Lehigh Valley Health Network)          5.00%   7/1/2028(1)          15,905     14,865
Lehigh County PA General Purpose Hosp. Auth.
  Rev. (Lehigh Valley Health Network)         5.625%   7/1/2005(1)(Prere.)     800        873
Lehigh County PA General Purpose Hosp. Auth.
  Rev. (Lehigh Valley Health Network)         5.625%   7/1/2025(1)           9,200      9,287
Lehigh County PA General Purpose Hosp. Auth.
  Rev. (Lehigh Valley Health Network)          5.70%   7/1/2010(1)           3,905      4,138
Lehigh County PA General Purpose Hosp. Auth.
  Rev. (Lehigh Valley Health Network)          7.00%   7/1/2016(1)           4,415      5,218
Lycoming County PA Auth. College Rev.
  (PA College of Technology)                   5.50%   7/1/2013(2)             395        419
Lycoming County PA Auth. College Rev.
  (PA College of Technology)                   5.50%   7/1/2014(2)             595        626
Lycoming County PA Auth. College Rev.
  (PA College of Technology)                   5.50%   7/1/2015(2)             595        621
McKeesport PA Area School Dist. GO             0.00%  10/1/2004(1)           1,040        917
McKeesport PA Area School Dist. GO             0.00%  10/1/2005(1)           1,050        883
McKeesport PA Area School Dist. GO             0.00%  10/1/2006(1)           2,015      1,614
McKeesport PA Area School Dist. GO             0.00%  10/1/2007(1)           2,080      1,581
McKeesport PA Area School Dist. GO             0.00%  10/1/2008(1)           2,270      1,636
McKeesport PA Area School Dist. GO             0.00%  10/1/2009(1)           2,020      1,377
McKeesport PA Area School Dist. GO             0.00%  10/1/2010(1)           1,840      1,186
McKeesport PA Area School Dist. GO             0.00%  10/1/2011(1)           1,835      1,117
McKeesport PA Area School Dist. GO             0.00%  10/1/2014(1)           2,040      1,028
McKeesport PA Area School Dist. GO             0.00%  10/1/2015(1)           2,040        962
McKeesport PA Area School Dist. GO             0.00%  10/1/2016(1)           4,655      2,059
McKeesport PA Area School Dist. GO             0.00%  10/1/2028(2)           2,340        499
Mifflin County PA GO                          5.625%   9/1/2028(3)           2,000      2,042
Montgomery County PA Higher Educ. & Health
  Auth. Rev. (Abington Memorial Hosp.)         5.00%   6/1/2028(2)           8,660      8,225
Montgomery County PA Higher Educ. & Health
  Auth. Rev. (Abington Memorial Hosp.)         6.00%   6/1/2003(2)(Prere.)   8,140      8,729

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
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                                                                              FACE     MARKET
PENNSYLVANIA INSTURED                                  MATURITY             AMOUNT     VALUE*
LONG-TERM TAX-EXEMPT FUND                     COUPON       DATE              (000)      (000)
---------------------------------------------------------------------------------------------
Montgomery County PA Higher Educ. & Health
  Auth. Rev. (Abington Memorial Hosp.)         6.10%   6/1/2012(2)           5,000      5,289
Montgomery County PA Higher Educ. & Health
  Auth. Rev. (Pottstown Healthcare)            5.00%   1/1/2027(4)           6,250      5,955
Montgomery County PA Higher Educ. & Health
  Auth. Rev. (Pottstown Healthcare)           5.375%   1/1/2012(4)           5,085      5,344
Mount Lebanon PA Hosp. Dev. Auth. Rev.
  (St. Clair Memorial Hosp.)                   6.25%   7/1/2006(3)           9,250     10,221
Nazareth PA School Dist. GO                    5.50%  5/15/2005(2)(Prere.)   1,500      1,602
Neshaminy PA School Dist. GO                   5.70%  2/15/2014(3)           8,795      9,220
North Hills PA School Dist. GO                 5.25% 11/15/2007(3)(Prere.)   7,440      7,995
North Huntingdon Township PA Muni.
  Sewer Auth. Rev.                             5.50%   4/1/2013(2)             820        866
North Huntingdon Township PA Muni.
  Sewer Auth. Rev.                             5.50%   4/1/2015(2)           1,025      1,065
North Penn PA Water Auth. Rev.                6.125%  11/1/2010(3)           5,140      5,386
North Wales PA Water Auth. Rev.               6.125%  11/1/2002(3)(Prere.)   3,000      3,129
Northampton County PA Hosp. Auth. Rev.
  (Easton Hosp.)                               6.25%   1/1/2019(1)          10,000     10,302
Northampton County PA Hosp. Auth. Rev.
  (Easton Hosp.)                              7.875%   1/1/2019(5)             285        286
Northampton County PA IDA PCR
  (Central Metro. Edison)                      6.10%  7/15/2021(1)           4,410      4,654
Northeastern Pennsylvania Hosp. & Educ.
  Health Rev. (Wyoming Valley Health)          5.25%   1/1/2016(2)           5,910      5,935
Northeastern Pennsylvania Hosp. & Educ.
  Health Rev. (Wyoming Valley Health)          5.25%   1/1/2026(2)           2,850      2,773
Norwin PA School Dist. GO                     5.125%   4/1/2013(1)           1,370      1,410
Norwin PA School Dist. GO                     5.125%   4/1/2014(1)           1,440      1,471
Owen J. Roberts School Dist. PA GO            5.375%  5/15/2018(1)           2,815      2,847
Parkland PA School Dist. GO                   5.375%   9/1/2016(3)           2,000      2,094
Penn Trafford PA School Dist. GO               5.85%   5/1/2004(1)(Prere.)   2,435      2,596
Pennsylvania Convention Center Auth. Rev.      0.00%   9/1/2004(3)(ETM)      5,000      4,427
Pennsylvania Convention Center Auth. Rev.      6.00%   9/1/2019(3)(ETM)     14,275     15,842
Pennsylvania Convention Center Auth. Rev.      6.70%   9/1/2016(3)(ETM)     25,150     29,620
Pennsylvania GO                                5.00% 11/15/2015(2)           5,000      5,028
Pennsylvania GO                               5.125%  3/15/2017(2)           7,990      8,024
Pennsylvania GO                               5.375%  5/15/2010(3)          13,800     14,585
Pennsylvania GO                               5.375%  5/15/2012(3)          16,570     17,331
Pennsylvania GO                               5.375%  5/15/2014(3)          14,000     14,499
Pennsylvania GO                               5.375%  5/15/2016(3)           5,000      5,119
Pennsylvania GO                                5.75%  10/1/2015(3)          19,850     21,223
Pennsylvania Higher Educ. Assistance Agency
  Capital Acquisition                         6.125% 12/15/2016(1)           2,000      2,185
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. VRDO                       3.00%   6/6/2001(2)           8,600      8,600
Pennsylvania Higher Educ. Fac. Auth. Health
  Services Rev. (Allegheny/Delaware Valley
  Obligated Group)                             4.65%   5/1/2018(1)           3,000      2,754
Pennsylvania Higher Educ. Fac. Auth. Health
  Services Rev. (Allegheny/Delaware Valley
  Obligated Group)                            5.875% 11/15/2016(1)          19,900     20,783
Pennsylvania Higher Educ. Fac. Auth. Health
  Services Rev. (Allegheny/Delaware Valley
  Obligated Group)                            5.875% 11/15/2021(1)           9,545      9,814
Pennsylvania Higher Educ. Fac. Auth. Rev.      5.50%  6/15/2017(2)             935        962
Pennsylvania Higher Educ. Fac. Auth. Rev.     5.625%  6/15/2019(2)           1,160      1,199
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Bryn Mawr College)                         5.625%  12/1/2014(1)           2,200      2,318
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (College & Univ.)                            7.20%   1/1/2004(2)             800        803
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Temple Univ.)                               5.00%   4/1/2029(1)          13,700     12,933
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Temple Univ.)                               5.25%   4/1/2011(1)           3,545      3,713

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
---------------------------------------------------------------------------------------------
                                                                              FACE     MARKET
                                                       MATURITY             AMOUNT     VALUE*
                                              COUPON       DATE              (000)      (000)
---------------------------------------------------------------------------------------------
Pennsylvania Intergovernmental Cooperative
  Auth. Rev.                                   4.75%  6/15/2023(3)          13,000     11,828
Pennsylvania Intergovernmental Cooperation
  Auth. Rev.                                   5.00%  6/15/2002(3)          10,040     10,266
Pennsylvania Intergovernmental Cooperation
  Auth. Rev.                                   5.25%  6/15/2013(3)          10,000     10,317
Pennsylvania Intergovernmental Cooperative
  Auth. Rev.                                   5.25%  6/15/2014(3)          10,765     11,034
Pennsylvania Intergovernmental Cooperative
  Auth. Rev.                                   5.25%  6/15/2017(3)           7,830      7,891
Pennsylvania Intergovernmental Cooperative
  Auth. Rev.                                  5.625%  6/15/2013(3)           2,605      2,702
Pennsylvania Intergovernmental Cooperative
  Auth. Rev.                                   7.00%  6/15/2005(3)(Prere.)   2,250      2,527
Pennsylvania State Univ. Rev.                  5.00%  8/15/2027(2)           8,250      7,832
Pennsylvania Turnpike Comm. Oil Franchise
  Tax Rev.                                     4.75%  12/1/2027(2)          12,610     11,374
Pennsylvania Turnpike Comm. Oil Franchise
  Tax Rev.                                     5.00%  12/1/2023(2)          11,825     11,332
Pennsylvania Turnpike Comm. Oil Franchise
  Tax Rev.                                    5.125%  12/1/2016(2)           1,735      1,746
Pennsylvania Turnpike Comm. Oil Franchise
  Tax Rev.                                     6.00%  12/1/2004(2)(Prere.)   7,450      8,201
Pennsylvania Turnpike Comm. Rev.               5.00%  12/1/2030(2)           3,500      3,319
Pennsylvania Turnpike Comm. Rev.               5.50%  12/1/2017(3)          16,000     16,218
Pennsylvania Turnpike Comm. Rev.              5.625%   6/1/2012(3)           9,000      9,781
Pennsylvania Turnpike Comm. Rev.              5.625%   6/1/2013(3)           8,000      8,623
Pennsylvania Turnpike Comm. Rev.               5.75%  12/1/2012(2)          10,000     10,520
Pennsylvania Turnpike Comm. Rev.               6.00%   6/1/2015(1)          28,800     29,376
Pennsylvania Turnpike Comm. Rev.               6.25%   6/1/2011(2)          14,390     14,678
Perkiomen Valley PA School Dist. GO            5.50%   3/1/2017(4)           1,525      1,575
Philadelphia PA Airport Rev.                  5.125%   7/1/2028(3)          17,100     16,299
Philadelphia PA Airport Rev.                   5.25%  6/15/2015(3)           5,695      5,777
Philadelphia PA Airport Rev.                  5.375%  6/15/2012(3)           1,000      1,039
Philadelphia PA Airport Rev.                   5.75%  6/15/2010(3)           4,440      4,803
Philadelphia PA GO                             5.00%  5/15/2020(1)           8,000      7,743
Philadelphia PA GO                             5.00%  3/15/2028(4)          10,000      9,417
Philadelphia PA GO                             5.25%  3/15/2014(4)           1,750      1,804
Philadelphia PA GO                             5.25%  9/15/2014(4)           5,460      5,628
Philadelphia PA GO                             5.25%  3/15/2015(4)           2,600      2,658
Philadelphia PA GO                             5.25%  9/15/2015(4)           2,775      2,837
Philadelphia PA GO                             5.25%  9/15/2016(4)           3,225      3,277
Philadelphia PA GO                             5.25%  9/15/2017(4)           5,000      5,053
Philadelphia PA GO                             5.25%  9/15/2018(4)           2,135      2,149
Philadelphia PA GO                             6.00% 11/15/2004(3)(Prere.)   6,880      7,572
Philadelphia PA GO                             6.00% 11/15/2010(3)           1,065      1,135
Philadelphia PA GO                             6.00% 11/15/2011(3)           1,145      1,249
Philadelphia PA GO                             6.00% 11/15/2012(3)           1,270      1,346
Philadelphia PA GO                             6.00% 11/15/2013(3)             715        769
Philadelphia PA Gas Works Rev.                 5.00%   7/1/2028(4)           5,000      4,691
Philadelphia PA Gas Works Rev.                 5.25%   7/1/2011(4)           3,965      4,124
Philadelphia PA Gas Works Rev.                5.375%   7/1/2012(4)           4,000      4,158
Philadelphia PA Gas Works Rev.                5.375%   7/1/2014(4)           4,310      4,426
Philadelphia PA Gas Works Rev.                 7.00%   7/1/2002(8)          12,090     12,608
Philadelphia PA Hosp. & Higher Educ. Fac.
  Auth. Rev. (Jefferson Health System)        5.125%  5/15/2018(2)           5,700      5,589
Philadelphia PA Parking Auth. Rev.            5.125%  2/15/2024(2)           2,500      2,426
Philadelphia PA Parking Auth. Rev.             5.25%   9/1/2029(4)           3,530      3,458
Philadelphia PA Parking Auth. Rev.             5.40%   9/1/2011(2)           4,520      4,753
Philadelphia PA Parking Auth. Rev.             5.40%   9/1/2012(2)           5,990      6,256
Philadelphia PA Parking Auth. Rev.             5.40%   9/1/2015(2)           6,350      6,508
Philadelphia PA Parking Auth. Rev.             5.50%   9/1/2018(2)           4,250      4,331
Philadelphia PA School Dist. GO                0.00%   7/1/2001(2)          11,750     11,721
Philadelphia PA School Dist. GO                5.25%   4/1/2017(1)           3,000      3,021

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
---------------------------------------------------------------------------------------------
                                                                              FACE     MARKET
PENNSYLVANIA INSTURED                                  MATURITY             AMOUNT     VALUE*
LONG-TERM TAX-EXEMPT FUND                     COUPON       DATE              (000)      (000)
---------------------------------------------------------------------------------------------
Philadelphia PA School Dist. GO               5.375%   4/1/2027(2)           1,490      1,491
Philadelphia PA School Dist. GO                5.50%   9/1/2005(2)(Prere.)   1,150      1,254
Philadelphia PA School Dist. GO                5.50%   9/1/2015(2)           9,330      9,592
Philadelphia PA School Dist. GO                5.50%   9/1/2018(2)           4,000      4,069
Philadelphia PA School Dist. GO                5.50%   9/1/2025(2)          14,750     14,865
Philadelphia PA School Dist. GO                5.75%   2/1/2011(4)           5,800      6,353
Philadelphia PA School Dist. GO                5.75%   2/1/2012(4)           7,420      8,049
Philadelphia PA School Dist. GO                5.75%   2/1/2013(4)           2,500      2,694
Philadelphia PA Water & Waste Water Rev.       5.25% 12/15/2014(2)           7,100      7,408
Philadelphia PA Water & Waste Water Rev.       5.50%   8/1/2014(1)          12,900     13,307
Philadelphia PA Water & Waste Water Rev.       5.60%   8/1/2018(1)           5,920      6,045
Philadelphia PA Water & Waste Water Rev.       6.25%   8/1/2011(1)           3,750      4,271
Philadelphia PA Water & Waste Water Rev.       7.00%  6/15/2010(3)          33,865     40,123
Philadelphia PA Water & Waste Water Rev.       7.00%  6/15/2011(3)          35,685     42,572
Pine-Richland School Dist. PA GO               5.50%   9/1/2006(4)(Prere.)   3,430      3,707
Pittsburgh PA GO                              5.125%   9/1/2014(3)           8,435      8,575
Pittsburgh PA GO                              5.125%   9/1/2015(3)           6,395      6,458
Pittsburgh PA GO                               5.25%   9/1/2017(3)           4,980      5,021
Pittsburgh PA GO                               5.50%   9/1/2014(2)          12,000     12,816
Pittsburgh PA GO                               5.75%   9/1/2016(3)           4,505      4,743
Pittsburgh PA GO                               6.00%   9/1/2018(3)           4,450      4,766
Pittsburgh PA GO                               6.25%   9/1/2001(1)(Prere.)  11,030     11,343
Pittsburgh PA Public Parking Auth. Rev.       5.875%  12/1/2012(3)           8,200      8,495
Pittsburgh PA School Dist. GO                  0.00%   8/1/2009(2)           4,000      2,748
Pittsburgh PA School Dist GO                   5.25%   3/1/2012(3)           7,000      7,245
Pittsburgh PA School Dist GO                   5.25%   3/1/2013(3)           5,200      5,348
Pittsburgh PA School Dist GO                   5.35%   3/1/2014(3)           3,510      3,611
Pittsburgh PA Water & Sewer System Rev.        0.00%   9/1/2028(3)           8,965      1,891
Pittsburgh PA Water & Sewer System Rev.        5.00%   9/1/2019(4)           4,920      4,776
Pittsburgh PA Water & Sewer System Rev.        7.25%   9/1/2014(3)(ETM)     25,210     30,439
Pittsburgh PA Water & Sewer System Rev.       7.625%   9/1/2004(3)(ETM)      5,370      5,874
Pocono Mountain PA School Dist. GO             5.75%  10/1/2009(2)           6,000      6,067
Reading PA GO                                 5.875% 11/15/2002(2)(Prere.)   4,175      4,342
Reading PA GO                                 5.875% 11/15/2012(2)          13,825     14,060
Ridley PA School Dist. GO                      5.00% 11/15/2029(3)          12,655     11,969
Sayre PA Health Care Fac. Auth. Rev.
  (Guthrie Health Care System)                 7.00%   3/1/2011(2)           2,000      2,049
Scranton-Lackawanna PA Health & Welfare Auth. Rev.
  (Mercy Health System)                       5.625%   1/1/2016(1)           5,490      5,648
Scranton-Lackawanna PA Health & Welfare Auth. Rev.
  (Mercy Health System)                        5.70%   1/1/2023(1)           9,205      9,380
Seneca Valley PA School Dist. GO               5.75%   7/1/2002(3)(Prere.)   2,000      2,062
South Fork PA Hosp. Auth. Rev.
  (Conemaugh Valley Hosp.)                    5.625%   7/1/2010(6)           2,300      2,464
South Fork PA Hosp. Auth. Rev.
  (Conemaugh Valley Hosp.)                     5.75%   7/1/2018(6)           7,000      7,448
South Fork PA Hosp. Auth. Rev. VRDO
  (Conemaugh Valley Hosp.)                     3.15%   6/4/2001(1)             300        300
Southeastern Pennsylvania Transp. Auth. Rev.  5.375%   3/1/2017(3)           2,500      2,542
Southeastern Pennsylvania Transp. Auth. Rev.  5.375%   3/1/2022(3)          15,825     15,918
Southeastern Pennsylvania Transp. Auth. Rev.   5.45%   3/1/2011(3)           3,730      3,957
Southwestern Pennsylvania School Dist. GO      6.40%  6/15/2002(3)(Prere.)   3,825      4,040
Spring-Ford Area School Dist. PA GO            4.75%   3/1/2025(3)           3,125      2,822
St. Mary's Hosp. Auth. Langhorne PA Rev.
  (Franciscan Health System)                   7.00%  6/15/2015(5)           1,770      1,775

---------------------------------------------------------------------------------------------
                                                                              FACE     MARKET
                                                       MATURITY             AMOUNT     VALUE*
                                              COUPON       DATE              (000)      (000)
---------------------------------------------------------------------------------------------
St. Mary's Hosp. Auth. Langhorne PA Rev.
  (Franciscan Health System)                   7.00%   7/1/2009(5)           1,000      1,003
State Public School Building Auth. PA
  College Rev.                                 5.25% 10/15/2013(1)           1,270      1,330
Univ. of Pittsburgh PA                        5.125%   6/1/2027(3)           4,700      4,547
Univ. of Pittsburgh PA                         5.25%   6/1/2017(3)           6,995      7,059
Univ. of Pittsburgh PA                         5.50%   6/1/2010(1)           5,285      5,651
Univ. of Pittsburgh PA                         5.50%   6/1/2014(1)          11,780     12,259
Univ. of Pittsburgh PA                        6.125%   6/1/2002(1)(Prere.)  12,525     13,170
Univ. of Pittsburgh PA                        6.125%   6/1/2021(1)          13,545     14,056
Univ. of Pittsburgh PA                         6.25%   6/1/2012(1)           1,490      1,554
Upper Darby PA School Dist. GO                 5.00%   5/1/2019(2)           5,970      5,847
Washington County PA Hosp. Auth. Rev.
  (Shadyside Hosp.)                           5.875% 12/15/2002(2)(Prere.)  22,000     23,335
Washington County PA Hosp. Auth. Rev.
  (Washington Hosp.)                           4.00%   7/1/2002(2)           1,175      1,187
Washington County PA Hosp. Auth. Rev.
  (Washington Hosp.)                          5.125%   7/1/2011(2)+          1,840      1,899
Washington County PA Hosp. Auth. Rev.
  (Washington Hosp.)                          5.125%   7/1/2012(2)+          1,935      1,983
Washington County PA Hosp. Auth. Rev.
  (Washington Hosp.)                           5.25%   7/1/2010(2)+          1,750      1,834
Washington County PA Hosp. Auth. Rev.
  (Washington Hosp.)                           5.25%   7/1/2013(2)+          2,035      2,099
Washington County PA Hosp. Auth. Rev.
  (Washington Hosp.)                          5.375%   7/1/2014(2)+          1,640      1,702
Washington County PA Hosp. Auth. Rev.
  (Washington Hosp.)                          5.375%   7/1/2015(2)+          2,250      2,318
Washington County PA Hosp. Auth. Rev.
  (Washington Hosp.)                           5.50%   7/1/2016(2)+          2,375      2,484
Washington County PA Hosp. Auth. Rev.
  (Washington Hosp.)                           6.75%   7/1/2012(2)          10,000     10,131
West Allegheny PA School Dist. GO              6.25%   8/1/2002(2)(Prere.)   6,155      6,319
West Jefferson Hills PA School Dist. GO        5.90%   8/1/2010(3)           3,160      3,255
West Jefferson Hills PA School Dist. GO        5.95%   8/1/2014(3)           7,180      7,273
West Mifflin PA School Dist. GO                5.35%  2/15/2009(3)           1,555      1,613
West Mifflin PA School Dist. GO               5.625%  8/15/2005(3)(Prere.)   7,000      7,540
Westmoreland County PA Muni. Auth.
  Service Water Rev.                           0.00%  8/15/2015(3)           5,000      2,365
Westmoreland County PA Muni. Auth.
  Service Water Rev.                           0.00%  8/15/2023(1)           5,000      1,426
Westmoreland County PA Muni. Auth.
  Service Water Rev.                           0.00%  8/15/2024(3)           4,000      1,078
Westmoreland County PA Muni. Auth.
  Service Water Rev.                          6.125%   7/1/2017(1)(ETM)      8,205      9,216
York County PA Hosp. Auth. Rev. (York Hosp.)   5.25%   7/1/2017(2)           3,500      3,525
York County PA Hosp. Auth. Rev. (York Hosp.)   5.25%   7/1/2023(2)           8,675      8,596
York County PA Solid Waste & Refuse Auth. Rev. 5.50%  12/1/2013(3)           6,750      7,230
York County PA Solid Waste & Refuse Auth. Rev. 5.50%  12/1/2014(3)           4,050      4,329
York PA City Sewer Auth. Rev.                  0.00%  12/1/2012(1)           3,235      1,831

OUTSIDE PENNSYLVANIA:
Puerto Rico Govt. Dev. Bank VRDO               2.55%   6/6/2001(1)             800        800
                                                                                  -----------
                                                                                    1,971,207
                                                                                  -----------
NONINSURED (7.4%)
Geisinger Health System Auth. of Pennsylvania
  VRDO (Penn State Geisinger Health System)    3.00%   6/4/2001                380        380
Lower Merion Township PA School Dist. GO       5.00%  5/15/2023              9,300      8,987
Montgomery County PA GO                        5.00%  7/15/2019              8,800      8,655
Montgomery County PA GO                       5.375% 10/15/2025              7,930      7,957
Montgomery County PA GO                        5.40%  9/15/2019              1,860      1,885
Pennsylvania Econ. Dev. Financing Auth.
  Fac. Rev. (Amtrak Project)                   6.00%  11/1/2007                920        960
Pennsylvania Econ. Dev. Financing Auth.
  Fac. Rev. (Amtrak Project)                   6.00%  11/1/2008                975      1,015
Pennsylvania Econ. Dev. Financing Auth.
  Fac. Rev. (Amtrak Project)                   6.00%  11/1/2010              1,095      1,130
Pennsylvania Econ. Dev. Financing Auth.
  Fac. Rev. (Amtrak Project)                   6.00%  11/1/2011              1,160      1,190

---------------------------------------------------------------------------------------------
                                                                              FACE     MARKET
PENNSYLVANIA INSTURED                                  MATURITY             AMOUNT     VALUE*
LONG-TERM TAX-EXEMPT FUND                     COUPON       DATE              (000)      (000)
---------------------------------------------------------------------------------------------
Pennsylvania Econ. Dev. Financing Auth.
  Fac. Rev. (Amtrak Project)                  6.125%  11/1/2021                700        700
Pennsylvania Econ. Dev. Financing Auth.
  Fac. Rev. (Amtrak Project)                   6.25%  11/1/2031              2,000      2,003
Pennsylvania Econ. Dev. Financing Auth.
  Fac. Rev. (Amtrak Project)                  6.375%  11/1/2041              5,000      5,018
Pennsylvania Econ. Dev. Financing Auth.
  Fac. Rev. (Amtrak Project)                   6.50%  11/1/2016              1,000      1,045
Pennsylvania GO                                5.00%  1/15/2013              6,000      6,143
Pennsylvania GO                               5.125%  1/15/2014             17,630     18,087
Pennsylvania GO                                5.25% 10/15/2011             11,200     11,909
Pennsylvania GO                                5.25% 10/15/2012             11,300     11,910
Pennsylvania GO                                5.25% 10/15/2014              8,850      9,172
Pennsylvania GO                                6.00%  1/15/2011              3,000      3,353
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (King's College)                             5.00%   5/1/2031+            10,000      9,992
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (UPMC Health Systems)                        6.00%  1/15/2022+             5,000      5,000
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (UPMC Health Systems)                        6.00%  1/15/2031+             5,000      4,993
Pennsylvania Housing Finance Agency
  Single Family Mortgage Rev.                  5.40%  10/1/2024              7,235      7,439
Pennsylvania Housing Finance Agency
  Single Family Mortgage Rev.                  6.15%  10/1/2020              5,000      5,227
Pennsylvania Housing Finance Agency
  Single Family Mortgage Rev.                  6.90%   4/1/2017              3,340      3,511
Philadelphia PA Hosp. & Higher Educ. Fac.
  Auth. Rev. (Children's Hosp.)                6.50%  2/15/2002(Prere.)      7,000      7,319
Philadelphia PA Hosp. & Higher Educ. Fac.
  Auth. Rev. VRDO (Children's Hosp.)           3.05%   6/4/2001              2,400      2,400
St. Mary's Hosp. Auth. Bucks County PA Rev.
  (Catholic Health System)                    5.375%  12/1/2011              2,525      2,611
St. Mary's Hosp. Auth. Bucks County PA Rev.
  (Catholic Health System)                    5.375%  12/1/2013              2,340      2,376
West View PA Muni. Auth. Special Obligation
  Bonds                                        9.50% 11/15/2014              3,000      4,092
                                                                                  -----------
                                                                                      156,459
                                                                                  -----------
---------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (Cost $2,039,859)                                                                 2,127,666
---------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.8%)
---------------------------------------------------------------------------------------------
Other Assets--Note B                                                                   41,735
Liabilities                                                                           (59,371)
                                                                                  -----------
                                                                                      (17,636)
                                                                                  -----------
---------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                  $2,110,030
=============================================================================================

*See Note A in Notes to Financial Statements.
+Securities  purchased on a when-issued or delayed  delivery basis for which the fund has not taken delivery as of May 31, 2001.
For key to abbreviations and other references, see page 25.

--------------------------------------------------------------------------------
                                                                         AMOUNT
                                                                          (000)
--------------------------------------------------------------------------------
AT MAY 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $2,025,682
Undistributed Net Investment Income                                          --
Accumulated Net Realized Losses                                          (3,459)
Unrealized Appreciation--Note F                                          87,807
--------------------------------------------------------------------------------
NET ASSETS                                                           $2,110,030
================================================================================

Investor Shares--Net Assets
Applicable to 157,115,416 outstanding $.001 par value shares of
  beneficial interest (unlimited authorization)                      $1,759,092
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                               $11.20
================================================================================

Admiral Shares--Net Assets
Applicable to 31,344,373 outstanding $.001 par value shares of
  beneficial interest (unlimited authorization)                        $350,938
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                $11.20
================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                                   PENNSYLVANIA
                                             PENNSYLVANIA               INSURED
                                               TAX-EXEMPT             LONG-TERM
                                             MONEY MARKET            TAX-EXEMPT
                                                     FUND                  FUND
                                             -----------------------------------
                                                SIX MONTHS ENDED MAY 31, 2001
                                             -----------------------------------
                                                    (000)                 (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                        $39,341               $54,686
--------------------------------------------------------------------------------
    Total Income                                   39,341                54,686
--------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Investment Advisory Services                      134                   124
    Management and Administrative--Investor Shares  1,732                 1,738
    Management and Administrative--Admiral Shares*     --                    15
    Marketing and Distribution--Investor Shares       189                   115
    Marketing and Distribution--Admiral Shares*        --                    --
  Custodian Fees                                       14                    12
  Auditing Fees                                         5                     5
  Shareholders' Reports--Investor Shares                8                     9
  Shareholders' Reports--Admiral Shares*               --                    --
  Trustees' Fees and Expenses                           2                     2
--------------------------------------------------------------------------------
    Total Expenses                                  2,084                 2,020
    Expenses Paid Indirectly--Note C                  (14)                  (49)
--------------------------------------------------------------------------------
    Net Expenses                                    2,070                 1,971
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                              37,271                52,715
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
--------------------------------------------------------------------------------
  Investment Securities Sold                           30                   376
  Futures Contracts                                    --                  (202)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                               30                   174
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
--------------------------------------------------------------------------------
  Investment Securities                                --                36,269
  Futures Contracts                                    --                    --
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)       --                36,269
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                 $37,301               $89,158
================================================================================
*The Tax-Exempt Money Market Fund does not offer Admiral Shares.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

-----------------------------------------------------------------------------------------------------------
                                                      PENNSYLVANIA                    PENNSYLVANIA
                                                       TAX-EXEMPT                   INSURED LONG-TERM
                                                    MONEY MARKET FUND                TAX-EXEMPT FUND
                                               ----------------------------   -----------------------------
                                                 SIX MONTHS            YEAR     SIX MONTHS            YEAR
                                                      ENDED           ENDED          ENDED           ENDED
                                               MAY 31, 2001   NOV. 30, 2000   MAY 31, 2001   NOV. 30, 2000
                                                      (000)           (000)          (000)           (000)
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                            $ 37,271        $ 77,614       $ 52,715        $ 99,535
  Realized Net Gain (Loss)                               30             (32)           174           2,383
  Change in Unrealized Appreciation (Depreciation)       --              --         36,269          53,656
-----------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                      37,301          77,582         89,158         155,574
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income Investor Shares             (37,271)        (77,614)       (52,165)        (99,535)
    Admiral Shares*                                      --              --           (550)             --
  Realized Capital Gain
    Investor Shares                                      --              --             --              --
    Admiral Shares*                                      --              --             --              --
-----------------------------------------------------------------------------------------------------------
    Total Distributions                             (37,271)        (77,614)       (52,715)        (99,535)
-----------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
  Investor Shares                                   133,042         163,983       (199,404)         (3,421)
  Admiral Shares*                                        --              --        350,500              --
-----------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions                    133,042         163,983        151,096          (3,421)
-----------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                         133,072         163,951        187,539          52,618
-----------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                             2,127,403       1,963,452      1,922,491       1,869,873
-----------------------------------------------------------------------------------------------------------
  End of Period                                  $2,260,475      $2,127,403     $2,110,030      $1,922,491
===========================================================================================================
*The Tax-Exempt Money Market Fund does not offer Admiral Shares.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

----------------------------------------------------------------------------------------------------------
                                                                 PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND
                                                                            YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                          SIX MONTHS ENDED ----------------------------------------
THROUGHOUT EACH PERIOD                               MAY 31, 2001    2000    1999    1998    1997    1996
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $1.00   $1.00   $1.00   $1.00   $1.00   $1.00
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .017    .038    .030    .033    .034    .033
  Net Realized and Unrealized Gain (Loss) on Investments       --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         .017    .038    .030    .033    .034    .033
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                      (.017)  (.038)  (.030)  (.033)  (.034)  (.033)
  Distributions from Realized Capital Gains                    --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------
    Total Distributions                                     (.017)  (.038)  (.030)  (.033)  (.034)  (.033)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $1.00   $1.00   $1.00   $1.00   $1.00   $1.00
==========================================================================================================

TOTAL RETURN                                                1.69%   3.91%   3.06%   3.33%   3.49%   3.36%
==========================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                     $2,260  $2,127  $1,963  $1,869  $1,598  $1,371
  Ratio of Total Expenses to
    Average Net Assets                                     0.19%*   0.18%   0.19%   0.20%   0.20%   0.19%
  Ratio of Net Investment Income to
    Average Net Assets                                     3.36%*   3.83%   3.01%   3.27%   3.42%   3.30%
==========================================================================================================
*Annualized.

----------------------------------------------------------------------------------------------------------
                                           PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES
                                                                            YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                          SIX MONTHS ENDED ----------------------------------------
THROUGHOUT EACH PERIOD                               MAY 31, 2001    2000    1999    1998    1997    1996
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $10.98  $10.65  $11.51  $11.27  $11.26  $11.28
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .287    .584    .578    .597    .598    .606
  Net Realized and Unrealized Gain (Loss)
    on Investments                                           .220    .330   (.768)   .240    .074    .017
----------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         .507    .914   (.190)   .837    .672    .623
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                      (.287)  (.584)  (.578)  (.597)  (.598)  (.606)
  Distributions from Realized Capital Gains                    --      --   (.092)     --   (.064)  (.037)
----------------------------------------------------------------------------------------------------------
    Total Distributions                                     (.287)  (.584)  (.670)  (.597)  (.662)  (.643)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $11.20  $10.98  $10.65  $11.51  $11.27  $11.26
==========================================================================================================

TOTAL RETURN                                                4.64%   8.86%  -1.74%   7.60%   6.21%   5.77%
==========================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                     $1,759  $1,922  $1,870  $1,944  $1,746  $1,651
  Ratio of Total Expenses to
    Average Net Assets                                     0.20%*   0.19%   0.19%   0.20%   0.18%   0.19%
  Ratio of Net Investment Income to
    Average Net Assets                                     5.12%*   5.45%   5.20%   5.23%   5.37%   5.47%
  Portfolio Turnover Rate                                     6%*     11%     13%     19%      9%     13%
==========================================================================================================
*Annualized.

--------------------------------------------------------------------------------
                   PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND ADMIRAL SHARES
                                                                      MAY 14* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                       MAY 31, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD $11.18
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income .027
  Net Realized and Unrealized Gain (Loss) on Investments                   .020
--------------------------------------------------------------------------------
    Total from Investment Operations                                       .047
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.027)
  Distributions from Realized Capital Gains                                  --
--------------------------------------------------------------------------------
    Total Distributions                                                   (.027)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $11.20
================================================================================

TOTAL RETURN                                                              0.42%
================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                                       $351
Ratio of Total Expenses to Average Net Assets                           0.14%**
Ratio of Net Investment Income to Average Net Assets                    5.17%**
Portfolio Turnover Rate                                                    6%**
================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Pennsylvania Tax-Exempt Funds comprise the Pennsylvania Tax-Exempt Money Market and Pennsylvania Insured Long-Term Tax-Exempt Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Pennsylvania.
     The Insured Long-Term Tax-Exempt Fund offers two classes of shares, Investor Shares and Admiral Shares. Admiral Shares were first issued on May 14, 2001. Admiral Shares are designed for investors that meet certain administrative, servicing, tenure, and account size criteria. Investor Shares are offered to all other investors.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3.  futures  contracts:  The  Insured  Long-Term  Tax-Exempt  Fund  may use
Municipal  Bond Index,  U.S.  Treasury  Bond,  and U.S.  Treasury  Note  futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.
     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.
     Each class of shares has equal rights to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts

(included in Management and Administrative expense) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2001, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                            CAPITAL CONTRIBUTED      PERCENTAGE       PERCENTAGE
                                    TO VANGUARD         OF FUND    OF VANGUARD'S
PENNSYLVANIA TAX-EXEMPT FUND              (000)      NET ASSETS   CAPITALIZATION
--------------------------------------------------------------------------------
Money Market                               $419           0.02%             0.4%
Insured Long-Term                           392           0.02              0.4
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' investment adviser may direct new-issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended May 31, 2001, these arrangements reduced expenses by:

--------------------------------------------------------------------------------
                                                        EXPENSE REDUCTION
                                                             (000)
                                                MANAGEMENT AND         CUSTODIAN
PENNSYLVANIA TAX-EXEMPT FUND                    ADMINISTRATIVE              FEES
--------------------------------------------------------------------------------
Money Market                                                --               $14
Insured Long-Term                                          $37                12
--------------------------------------------------------------------------------

D. During the six months ended May 31, 2001, the Insured Long-Term Tax-Exempt Fund purchased $283,824,000 of investment securities and sold $63,423,000 of investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Insured Long-Term Tax-Exempt Fund had realized losses totaling $3,624,000 through November 30, 2000, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F). At November 30, 2000, the fund had available a capital loss carryforward of $9,000 to offset future net capital gains through November 30, 2007.

F. At May 31, 2001, net unrealized appreciation of Insured Long-Term Tax-Exempt Fund investment securities for federal income tax purposes was $84,183,000, consisting of unrealized gains of $90,426,000 on securities that had risen in value since their purchase and $6,243,000 in unrealized losses on securities that had fallen in value since their purchase. (See Note E.)

G. In November 2000, the American Institute of Certified Public Accountants issued new accounting guidelines for investment companies which will require the Insured Long-Term Tax Exempt Fund to change its accounting policies to begin to accrete market discounts on municipal bonds effective for the fiscal year ending November 30, 2002. This accounting change will not affect the fund's net asset value, total return, or distributions to shareholders, but may result in certain amounts being reclassified from realized and unrealized gain to interest income for financial statement purposes. Management believes this change will have no material effect on the financial statements.

H. Capital share transactions for each class of shares were:

---------------------------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED              YEAR ENDED
                                                        MAY 31, 2001            NOVEMBER 30, 2000
                                                ------------------------- -------------------------
                                                     AMOUNT       SHARES       AMOUNT       SHARES
PENNSYLVANIA TAX-EXEMPT FUND                          (000)        (000)        (000)        (000)
---------------------------------------------------------------------------------------------------
MONEY MARKET
Investor Shares
  Issued                                        $ 1,342,549    1,342,549  $ 2,269,471    2,269,471
  Issued in Lieu of Cash Distributions               34,991       34,991       72,428       72,428
  Redeemed                                       (1,244,498)  (1,244,498)  (2,177,916)  (2,177,916)
                                                ---------------------------------------------------
    Net Increase (Decrease)--Investor Shares        133,042      133,042      163,983      163,983
---------------------------------------------------------------------------------------------------
INSURED LONG-TERM
Investor Shares
  Issued                                          $ 260,571       23,122    $ 318,817       29,792
  Issued in Lieu of Cash Distributions               35,066        3,120       67,176        6,267
  Redeemed                                         (495,041)     (44,206)    (389,414)     (36,621)
                                                ---------------------------------------------------
    Net Increase (Decrease)--Investor Shares       (199,404)     (17,964)      (3,421)        (562)
                                                ---------------------------------------------------
ADMIRAL SHARES
  Issued                                            350,740       31,365           --           --
  Issued in Lieu of Cash Distributions                  369           33           --           --
  Redeemed                                             (609)         (54)          --           --
                                                ---------------------------------------------------
    Net Increase (Decrease)--Admiral Shares         350,500       31,344           --           --
---------------------------------------------------------------------------------------------------

THE PEOPLE
  Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.
     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.

--------------------------------------------------------------------------------
                                  JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-;1996.

[THE VANGUARD GROUP(R) LOGO]
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Valley Forge, PA 19482-2600

ABOUT OUR COVER
Our cover art evokes both Vanguard's
rich past and the course we've set
for the future--our determination
to provide superior investment
performance and top-notch service.
The image is based on two works:
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of 'Victory,' by the English artist
W.L. Wyllie (1851-;1931), and a
sculpture of a compass rose on
Vanguard's campus near Valley Forge,
Pennsylvania.

All comparative mutual fund data are
from Lipper Inc. or Morningstar, Inc.,
unless otherwise noted.

Standard & Poor's(R), S&P(R),
S&P 500(R), Standard & Poor's 500,
500, S&P MidCap 400, and S&P
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All other index names may contain
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property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
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DIRECT INVESTOR
ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR
SERVICES
1-800-523-1036

This report is intended for the
funds' shareholders. It may not be
distributed to prospective investors
unless it is preceded or accompanied
by the current fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q772 072001